                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 3, 1998


                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1998-8
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    333-49933
           Delaware                 333-63265              41-1840853
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS employer
       of incorporation)           file number)        identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          On December 3, 1998, the Registrant sold approximately $1,350,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-8 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)      Financial statements of businesses acquired.

                   Not applicable.

          (b)      Pro forma financial information.

                   Not applicable.



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         (c)      Exhibits.

                  The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                  Exhibit No.       Description
                  -----------       -----------

                     4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of October 1, 1998, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 1998-8.

                     5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                     8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 1998              GREEN TREE FINANCIAL CORPORATION
                                         as originator of Manufactured Housing
                                         Contract Senior/Subordinate Pass-
                                         Through Certificate Trust 1998-6



                                     By: /s/ Joel H. Gottesman
                                         --------------------------------------
                                         Joel H. Gottesman
                                         Senior Vice President, General Counsel
                                         and Secretary
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                                INDEX TO EXHIBITS




Exhibit
Number                                                            Page
-------                                                           ----

4.1       Pooling and Servicing Agreement between           Filed Electronically
          Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of October 1, 1998, relating to Manufactured Housing Contract Senior/Subordinate
          Pass-Through Certificates, Series 1998-8

5.1       Opinion of Dorsey & Whitney LLP with respect      Filed Electronically
          to legality

8.1       Opinion and Consent of Dorsey & Whitney LLP       Filed Electronically
          with respect to tax matters.